Exhibit 99.1

Investor Contact:	Media Contact:
Andrey Galiuk	Adrian Sakowicz
Vice President - Corporate Development	Vice President - Communications
and Investor Relations	(630) 743-5039
(630) 743-5131	asakowicz@dovercorp.com
agaliuk@dovercorp.com

DOVER REPORTS SECOND QUARTER 2019 RESULTS; TIGHTENS FULL YEAR 2019 ADJUSTED EPS GUIDANCE TO $5.75 TO $5.85

Reports adjusted diluted EPS growth of 20%, organic revenue growth of 3%, and significant operating margin accretion

DOWNERS GROVE, Ill., July 18, 2019 — Dover (NYSE: DOV), a diversified global manufacturer, announced its financial results for the second quarter ended June 30, 2019.

	Three Months Ended June 30,			Six Months Ended June 30,
($ in millions, except per share data)	2019	2018	% Change	2019	2018	% Change
U.S. GAAP from continuing operations
Revenue	$1,811	$1,798	1%	$3,535	$3,436	3%
Earnings [1]	198	166	19%	304	276	10%
Diluted EPS [1]	1.35	1.08	25%	2.07	1.77	17%

Non-GAAP from continuing operations
Adjusted earnings	229	200	15%	412	342	21%
Adjusted diluted EPS	1.56	1.30	20%	2.80	2.20	27%

1 Q1 2019 included a $46.9 million ($0.32 of EPS) non-cash after-tax loss on assets held for sale related to Finder Pompe S.r.l.

A full reconciliation between GAAP and adjusted measures is included as an exhibit herein.

Second Quarter 2019 Financial Results:

For the second quarter ended June 30, 2019, revenue was $1.8 billion, an increase of 0.7% over the prior year. The increase in the quarter was driven by organic growth of 2.9% and acquisition growth of 0.8%, partially offset by a 2.5% unfavorable impact from foreign exchange ("FX") and 0.5% due to dispositions.

Earnings from continuing operations of $198.1 million included acquisition-related amortization costs of $26.2 million and rightsizing and other costs of $5.1 million, representing $0.18 and $0.03 of diluted earnings per share from continuing operations ("EPS"), respectively. Excluding these items, adjusted earnings from continuing operations for the quarter were $229.4 million (+15% over the comparable period in 2018), and adjusted EPS was $1.56 (+20% over the comparable period in 2018).

Year to Date 2019 Financial Results:

For the six month period ended June 30, 2019, revenue was $3.5 billion, an increase of 2.9% over the comparable period in the prior year. The increase was driven by organic growth of 5.5% and acquisition growth of 0.7% partially offset by a 3.0% unfavorable impact from FX and 0.3% due to dispositions.

Earnings from continuing operations of $303.8 million included acquisition-related amortization costs of $52.9 million and rightsizing and other costs of $8.2 million, representing $0.36 and $0.06 of EPS, respectively. In addition, the period included a $46.9 million, or $0.32 of EPS, non-cash after-tax loss on assets held for sale related to Finder Pompe S.r.l. (a supplier of pumps to the upstream oil & gas industry), which was sold on April 2, 2019. Excluding these items, adjusted earnings from continuing operations for the period were $411.8 million (+21% over the comparable period in 2018), and adjusted EPS was $2.80 (+27% over the comparable period in 2018).

Full Year 2019 Guidance Update:

Adjusted EPS guidance for full year 2019 was tightened toward the upper end of the previous range, to $5.75 to $5.85. Guidance for full year revenue growth remains unchanged.

Management Commentary:

Dover’s President and Chief Executive Officer, Richard J. Tobin, said, “Our results for the second quarter reflect a continued constructive demand environment across a significant portion of our portfolio that, when coupled with our ongoing productivity improvement actions, drove a 190 bps increase in operating margins on a comparable basis.

“Our Fluids segment posted a solid quarter with organic growth of 7%, with our fueling & transport, pumps, and process solutions businesses each delivering significant improvements in operating margin. Engineered Systems' organic growth of 2% was primarily driven by the industrial platform, offsetting the expected lower activity in digital printing, which we expect to reaccelerate into the second half. Organic revenue in Refrigeration & Food Equipment was slower in the quarter principally as a result of reduced shipments of heat exchangers in Asia; we still expect the segment to end the year with positive organic growth and margin improvement over the prior year.

“Overall, on the back of a strong first half of the year, solid backlogs and continued execution towards margin expansion targets, we are tightening the range of our previous full year adjusted EPS guidance to $5.75 to $5.85."

Conference Call Information:

Dover will host a webcast and conference call to discuss its second quarter 2019 results at 10:00 A.M. Eastern Time (9:00 A.M. Central Time) on Thursday, July 18, 2019. The webcast can be accessed on the Dover website at dovercorporation.com. The conference call will also be made available for replay on the website. Additional information on Dover’s second quarter and year to date results and its operating segments can be found on the Company’s website.

About Dover:

Dover is a diversified global manufacturer with annual revenue of approximately $7 billion. We deliver innovative equipment and components, specialty systems, consumable supplies, software and digital solutions, and support services through three operating segments: Engineered Systems, Fluids and Refrigeration & Food Equipment. Dover combines global scale with operational agility to lead the markets we serve. Recognized for our entrepreneurial approach for over 60 years, our team of 24,000 employees takes an ownership mindset, collaborating with customers to redefine what’s possible. Headquartered in Downers Grove, Illinois, Dover trades on the New York Stock Exchange under “DOV.” Additional information is available at dovercorporation.com.

Forward-Looking Statements:

This press release contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this document other than statements of historical fact are statements that are, or could be deemed, “forward-looking” statements. Forward-looking statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control. Factors that could cause actual results to differ materially from current expectations include, among other things, general economic conditions and conditions in the particular markets in which we operate, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, and our ability to derive expected benefits from restructuring, productivity initiatives and other cost reduction actions. For details on the risks and uncertainties that could cause our results to differ materially from the forward-looking statements contained herein, we refer you to the documents we file with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2018, and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available from the Securities and Exchange Commission, and on our website, dovercorporation.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

INVESTOR SUPPLEMENT - SECOND QUARTER 2019

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited)(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue	$1,810,706	$1,798,094	$3,535,463	$3,435,765
Cost of goods and services	1,138,113	1,132,858	2,239,328	2,167,700
Gross profit	672,593	665,236	1,296,135	1,268,065
Selling, general, and administrative expenses	396,634	428,775	805,100	863,801
Loss on assets held for sale	—	—	46,946	—
Operating earnings	275,959	236,461	444,089	404,264
Interest expense	31,754	32,125	63,562	67,765
Interest income	(945)	(2,563)	(1,835)	(4,620)
Other income, net	(4,589)	(4,538)	(5,695)	(4,568)
Earnings before provision for income taxes	249,739	211,437	388,057	345,687
Provision for income taxes	51,654	44,981	84,267	69,822
Earnings from continuing operations	198,085	166,456	303,790	275,865
Loss from discontinued operations, net	—	(26,497)	—	(4,472)
Net earnings	$198,085	$139,959	$303,790	$271,393

Basic earnings (loss) per share*:
Earnings from continuing operations	$1.36	$1.10	$2.09	$1.80
Loss from discontinued operations, net	—	(0.17)	—	(0.03)
Net earnings	$1.36	$0.92	$2.09	$1.77

Weighted average shares outstanding	145,366	151,744	145,227	153,124
Diluted earnings (loss) per common share*:
Earnings from continuing operations	$1.35	$1.08	$2.07	$1.77
Loss from discontinued operations, net	—	(0.17)	—	(0.03)
Net earnings	$1.35	$0.91	$2.07	$1.74

Weighted average shares outstanding	147,179	153,938	147,041	155,573

Dividends paid per common share	$0.48	$0.47	$0.96	$0.94

* Per share data may be impacted by rounding.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited)(in thousands)

	2019			2018
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2018
REVENUE
Engineered Systems
Printing & Identification	$282,086	$278,813	$560,899	$282,522	$299,834	$582,356	$283,232	$296,843	$1,162,431
Industrials	405,105	417,688	822,793	389,104	403,155	792,259	388,302	399,956	1,580,517
	687,191	696,501	1,383,692	671,626	702,989	1,374,615	671,534	696,799	2,742,948

Fluids	703,224	729,433	1,432,657	628,098	693,666	1,321,764	690,065	785,509	2,797,338

Refrigeration & Food Equipment	334,643	385,474	720,117	338,235	401,766	740,001	386,214	326,878	1,453,093

Intra-segment eliminations	(301)	(702)	(1,003)	(288)	(327)	(615)	(410)	(236)	(1,261)
Total consolidated revenue	$1,724,757	$1,810,706	$3,535,463	$1,637,671	$1,798,094	$3,435,765	$1,747,403	$1,808,950	$6,992,118

NET EARNINGS
Segment Earnings:
Engineered Systems	$123,074	$131,770	$254,844	$102,066	$126,649	$228,715	$108,714	$113,841	$451,270
Fluids [1]	52,221	128,915	181,136	67,348	93,028	160,376	101,207	128,221	389,804
Refrigeration & Food Equipment	24,807	44,375	69,182	29,182	51,372	80,554	42,434	13,131	136,119
Total segments	200,102	305,060	505,162	198,596	271,049	469,645	252,355	255,193	977,193
Corporate expense / other	30,866	24,512	55,378	30,763	30,050	60,813	30,207	38,704	129,724
Interest expense	31,808	31,754	63,562	35,640	32,125	67,765	31,192	32,015	130,972
Interest income	(890)	(945)	(1,835)	(2,057)	(2,563)	(4,620)	(2,060)	(2,201)	(8,881)
Earnings before provision for income taxes	138,318	249,739	388,057	134,250	211,437	345,687	193,016	186,675	725,378
Provision for income taxes	32,613	51,654	84,267	24,841	44,981	69,822	35,711	28,700	134,233
Earnings from continuing operations	105,705	198,085	303,790	109,409	166,456	275,865	157,305	157,975	591,145
Earnings (loss) from discontinued operations, net	—	—	—	22,025	(26,497)	(4,472)	—	(16,406)	(20,878)
Net earnings	$105,705	$198,085	$303,790	$131,434	$139,959	$271,393	$157,305	$141,569	$570,267

SEGMENT MARGIN
Engineered Systems	17.9%	18.9%	18.4%	15.2%	18.0%	16.6%	16.2%	16.3%	16.5%
Fluids [1]	7.4%	17.7%	12.6%	10.7%	13.4%	12.1%	14.7%	16.3%	13.9%
Refrigeration & Food Equipment	7.4%	11.5%	9.6%	8.6%	12.8%	10.9%	11.0%	4.0%	9.4%
Total segment operating margin	11.6%	16.8%	14.3%	12.1%	15.1%	13.7%	14.4%	14.1%	14.0%

DEPRECIATION AND AMORTIZATION EXPENSE
Engineered Systems	$17,795	$17,865	$35,660	$19,239	$19,203	$38,442	$18,204	$19,233	$75,879
Fluids	35,426	35,146	70,572	34,449	34,981	69,430	34,954	36,060	140,444
Refrigeration & Food Equipment	13,011	12,777	25,788	13,579	13,524	27,103	13,533	19,841	60,477
Corporate	1,506	1,981	3,487	1,358	1,595	2,953	1,399	1,428	5,780
Total depreciation and amortization expense	$67,738	$67,769	$135,507	$68,625	$69,303	$137,928	$68,090	$76,562	$282,580

 1 Q1 and Q2 YTD 2019 includes a $46,946 loss on assets held for sale for Finder Pompe S.r.l. ("Finder"). Excluding this loss, Fluids segment earnings was $99,167 and $228,082, respectively, and segment margin was 14.1% and 15.9%, respectively.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(continued)
(unaudited)(in thousands)

	2019			2018
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2018
BOOKINGS
Engineered Systems
Printing & Identification	$280,658	$276,402	$557,060	$284,437	$306,770	$591,207	$271,367	$295,963	$1,158,537
Industrials	414,786	385,181	799,967	466,722	412,780	879,502	390,606	481,172	1,751,280
	695,444	661,583	1,357,027	751,159	719,550	1,470,709	661,973	777,135	2,909,817

Fluids	712,856	770,091	1,482,947	703,461	737,340	1,440,801	723,996	734,943	2,899,740

Refrigeration & Food Equipment	376,998	384,365	761,363	372,701	428,816	801,517	331,979	341,221	1,474,717

Intra-segment eliminations	(682)	(408)	(1,090)	(624)	33	(591)	(549)	(584)	(1,724)

Total consolidated bookings	$1,784,616	$1,815,631	$3,600,247	$1,826,697	$1,885,739	$3,712,436	$1,717,399	$1,852,715	$7,282,550

BACKLOG
Engineered Systems
Printing & Identification	$121,374	$119,967		$135,915	$137,019		$126,609	$122,028
Industrials	448,137	414,996		376,474	372,525		367,963	438,546
	569,511	534,963		512,389	509,544		494,572	560,574

Fluids	538,888	564,603		544,250	564,959		588,632	523,791

Refrigeration & Food Equipment	311,632	310,454		283,250	309,440		255,783	268,991

Intra-segment eliminations	(377)	(114)		(389)	(134)		(58)	(185)

Total consolidated backlog	$1,419,654	$1,409,906		$1,339,500	$1,383,809		$1,338,929	$1,353,171

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)(in thousands, except per share data*)

Earnings Per Share
	2019			2018
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2018
Basic earnings (loss) per common share:
Continuing operations	$0.73	$1.36	$2.09	$0.71	$1.10	$1.80	$1.07	$1.08	$3.94
Discontinued operations	—	—	—	0.14	(0.17)	(0.03)	—	(0.11)	(0.14)
Net earnings	$0.73	$1.36	2.09	$0.85	$0.92	$1.77	$1.07	$0.97	$3.80

Diluted earnings (loss) per common share:
Continuing operations	$0.72	$1.35	$2.07	$0.70	$1.08	$1.77	$1.05	$1.07	$3.89
Discontinued operations	—	—	—	0.14	(0.17)	(0.03)	—	(0.11)	(0.14)
Net earnings	$0.72	$1.35	$2.07	$0.84	$0.91	$1.74	$1.05	$0.96	$3.75

Net earnings (loss) and weighted average shares used in calculated earnings per share amounts are as follows:
Net earnings (loss):
Continuing operations	$105,705	$198,085	$303,790	$109,409	$166,456	$275,865	$157,305	$157,975	$591,145
Discontinued operations	—	—	—	22,025	(26,497)	(4,472)	—	(16,406)	(20,878)
Net earnings	$105,705	$198,085	$303,790	$131,434	$139,959	$271,393	$157,305	$141,569	$570,267

Weighted average shares outstanding:
Basic	145,087	145,366	145,227	154,520	151,744	153,124	147,344	146,007	149,874
Diluted	146,911	147,179	147,041	157,090	153,938	155,573	149,457	147,940	152,133

* Per share data may be impacted by rounding.

Non-GAAP Reconciliations

Adjusted Earnings Per Share (Non-GAAP)
Earnings from continuing operations are adjusted by the effect of acquisition-related amortization, rightsizing and other costs, loss on assets held for sale, and the Tax Cuts and Jobs Act to derive adjusted earnings from continuing operations and adjusted diluted earnings per common share as follows:
	2019			2018
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2018
Adjusted earnings:
Earnings from continuing operations	$105,705	$198,085	$303,790	$109,409	$166,456	$275,865	$157,305	$157,975	$591,145
Acquisition-related amortization, pre-tax [1]	35,635	34,997	70,632	38,150	38,072	76,222	34,997	35,078	146,297
Acquisition-related amortization, tax impact [2]	(8,964)	(8,777)	(17,741)	(9,716)	(9,683)	(19,399)	(8,785)	(8,817)	(37,001)
Rightsizing and other costs, pre-tax [3]	3,963	6,457	10,420	4,371	6,808	11,179	24,201	37,448	72,828
Rightsizing and other costs, tax impact [2]	(861)	(1,377)	(2,238)	(797)	(1,448)	(2,245)	(4,477)	(7,809)	(14,531)
Loss on assets held for sale [4]	46,946	—	46,946	—	—	—	—	—	—
Tax Cuts and Jobs Act [5]	—	—	—	—	—	—	—	(2,832)	(2,832)
Adjusted earnings from continuing operations	$182,424	$229,385	$411,809	$141,417	$200,205	$341,622	$203,241	$211,043	$755,906

Adjusted diluted earnings per common share*:
Diluted earnings per share from continuing operations	$0.72	$1.35	$2.07	$0.70	$1.08	$1.77	$1.05	$1.07	$3.89
Acquisition-related amortization, pre-tax [1]	0.24	0.24	0.48	0.24	0.25	0.49	0.23	0.24	0.96
Acquisition-related amortization, tax impact [2]	(0.06)	(0.06)	(0.12)	(0.06)	(0.06)	(0.12)	(0.06)	(0.06)	(0.24)
Rightsizing and other costs, pre-tax [3]	0.03	0.04	0.07	0.03	0.04	0.07	0.16	0.25	0.48
Rightsizing and other costs, tax impact [2]	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)	(0.01)	(0.03)	(0.05)	(0.10)
Loss on assets held for sale [4]	0.32	—	0.32	—	—	—	—	—	—
Tax Cuts and Jobs Act [5]	—	—	—	—	—	—	—	(0.02)	(0.02)
Adjusted diluted earnings per share from continuing operations	$1.24	$1.56	$2.80	$0.90	$1.30	$2.20	$1.36	$1.43	$4.97

[1] Includes amortization on acquisition-related intangible assets and inventory step-up.
[2] Adjustments were tax effected using the statutory tax rates in the applicable jurisdictions or the effective tax rate, where applicable, for each period.
[3] Rightsizing and other costs include actions taken on employee reductions, facility consolidations and site closures, product line exits and other associated asset charges.
[4] Represents a loss on assets held for sale of Finder. Under local law, no tax benefit is realized from the loss on the sale of a wholly-owned business.
[5] 2018 tax benefits related to additional Tax Cuts and Jobs Act regulatory guidance covered by SAB 118.
* Per share data and totals may be impacted by rounding.

Adjusted EPS from Continuing Operations Guidance Reconciliation
	Range
2019 Guidance for Earnings per Share from Continuing Operations (GAAP)	$4.63		$4.73
Acquisition-related amortization, net		0.71
Rightsizing and other costs, net		0.09
Loss on assets held for sale		0.32
2019 Guidance for Adjusted Earnings per Share from Continuing Operations (Non-GAAP)	$5.75		$5.85

DOVER CORPORATION
ADDITIONAL INFORMATION
(unaudited)(in thousands)

Quarterly Cash Flow

	2019			2018
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2018
Net Cash Flows Provided By (Used In):
Operating activities	$24,524	$208,709	$233,233	$15,535	$159,205	$174,740	$243,944	$370,509	$789,193
Investing activities	(217,690)	(69,755)	(287,445)	(122,597)	(51,606)	(174,203)	(35,922)	(35,355)	(245,480)
Financing activities	36,067	(60,596)	(24,529)	(289,103)	(227,734)	(516,837)	(232,476)	(148,525)	(897,838)

Quarterly Free Cash Flow (Non-GAAP)

	2019			2018
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2018
Cash flow from operating activities	$24,524	$208,709	$233,233	$15,535	$159,205	$174,740	$243,944	$370,509	$789,193
Less: Capital expenditures	(37,122)	(53,970)	(91,092)	(44,678)	(51,686)	(96,364)	(38,192)	(36,438)	(170,994)
Free cash flow	$(12,598)	$154,739	$142,141	$(29,143)	$107,519	$78,376	$205,752	$334,071	$618,199

Free cash flow as a percentage of revenue	(0.7)%	8.5%	4.0%	(1.8)%	6.0%	2.3%	11.8%	18.5%	8.8%

Revenue Growth Factors

	Three Months Ended June 30, 2019
	Engineered Systems	Fluids	Refrigeration & Food Equipment	Total
Organic	1.7%	7.5%	(2.8)%	2.9%
Acquisitions	—%	2.1%	—%	0.8%
Dispositions	—%	(1.4)%	—%	(0.5)%
Currency translation	(2.6)%	(3.0)%	(1.3)%	(2.5)%
Total *	(0.9)%	5.2%	(4.1)%	0.7%

	Six Months Ended June 30, 2019
	Engineered Systems	Fluids	Refrigeration & Food Equipment	Total
Organic	3.7%	11.1%	(1.2)%	5.5%
Acquisitions	—%	1.7%	—%	0.7%
Dispositions	—%	(0.8)%	—%	(0.3)%
Currency translation	(3.0)%	(3.6)%	(1.5)%	(3.0)%
Total *	0.7%	8.4%	(2.7)%	2.9%

* Totals may be impacted by rounding.

Non-GAAP Disclosures

In an effort to provide investors with additional information regarding our results as determined by GAAP, Management also discloses non-GAAP information that Management believes provides useful information to investors. Adjusted earnings from continuing operations, adjusted diluted earnings per share from continuing operations, free cash flow, and organic revenue growth are not financial measures under GAAP and should not be considered as a substitute for earnings from continuing operations, diluted earnings per share from continuing operations, cash flows from operating activities, or revenue as determined in accordance with GAAP, and they may not be comparable to similarly titled measures reported by other companies.

Adjusted earnings from continuing operations represents earnings from continuing operations adjusted for the effect of acquisition-related amortization, rightsizing and other costs, loss on assets held for sale, and the Tax Cuts and Jobs Act. We exclude after-tax acquisition-related amortization because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions the Company consummates. We exclude the other items because they occur for reasons that may be unrelated to the Company's commercial performance during the period and/or Management believes they are not indicative of the Company's ongoing operating costs or gains in a given period. Management believes this information is useful to investors to better understand the Company’s ongoing profitability as it will better reflect the Company's core operating results, offer more transparency and facilitate easier comparability to prior and future periods and to its peers. Adjusted diluted earnings per share from continuing operations represents adjusted earnings from continuing operations divided by average diluted shares.

Free cash flow represents net cash provided by operating activities minus capital expenditures. Management believes that free cash flow is an important measure of operating performance because it provides management and investors a measurement of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, paying dividends, repaying debt and repurchasing our common stock.

Management believes that reporting organic revenue growth, which excludes the impact of foreign currency exchange rates and the impact of acquisitions and dispositions, provides a useful comparison of our revenue performance and trends between periods.